UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                AMENDMENT NO. 1
                                      TO
                                   FORM 8-K

                          CURRENT REPORT PURSUANT
                      TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

               Date of report (Date of earliest event reported)
                               August 7, 2009
                             ------------------

                      Cienega Creek Holdings, Inc.
         ------------------------------------------------------
         (Exact Name of Registrant as Specified in Its Charter)

                                Nevada
            ----------------------------------------------
            (State or Other Jurisdiction of Incorporation)

            333-144508                      20-5432794
       ------------------------     ---------------------------------
       (Commission File Number)     (IRS Employer Identification No.)

            9181 S Antler Crest Dr., Vail, AZ             85641
          --------------------------------------------------------
          (Address of Principal Executive Offices)      (Zip Code)

                             (520) 275-8129
            ----------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On August 7, 2009 we filed a report on Form 8-K that our Board of Directors dismissed Moore & Associates, Chartered, our independent registered public accounting firm, on that date. Also on August 7, 2009, we reported that we engaged the accounting firm of Seale and Beers, CPAs as our new independent registered public account firm.

We are hereby amending our Form 8-K to report that on August 27, 2009, the PCAOB issued PCAOB Release No. 105-2009-006 revoking the registration of Moore & Associates, Chartered and barring Michael J. Moore, CPA, from being an associated person of a registered public accounting firm. The PCAOB imposed these sanctions on the basis of its findings concerning the alleged violations of Moore & Associates, Chartered and Michael J. Moore of Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, PCAOB rules and auditing standards in auditing the financial statements of three issuer clients from 2006 to 2008, PCAOB rules and quality controls standards, and noncooperation with a Board investigation. A copy of the PCAOB Release can be accessed at the PCAOB website at http://www.pcaobus.org.

As a result of the above action, we may not include the audit reports or consents of Moore & Associates, Chartered in any filings with the Securities and Exchange Commission made on or after August 27, 2009. Our Board of Directors will examine what additional future actions, if any, will be necessary.

We have requested that Moore and Associates, Chartered furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. Moore & Associates, Chartered has declined to issue a letter.


ITEM 7.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

c)     Exhibits

       None





SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 4, 2009

By: /s/ Michael A. Klinicki
------------------------------
Name:   Michael A. Klinicki

Title: President